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                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-KSB) of Airport Systems International, Inc. of our report dated June 20, 1997, included in the 1997 Annual Report to Shareholders of Airport Systems International, Inc.



                                             Ernst and Young LLP


Kansas City, Missouri
July 28, 1997






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